TCW/DW TERM TRUST 2003                                 Two World Trade Center,
LETTER TO THE SHAREHOLDERS March 31, 1998              New York, New York 10048

DEAR SHAREHOLDER:

For the fiscal year ended March 31, 1998, TCW/DW Term Trust 2003's net asset value increased from $8.97 to $10.11 per share. Based on this change, and including reinvestment of dividends totaling $0.63 per share, the Trust's total return for the fiscal year was 21.10 percent. Over the same period, the market price of the Trust's shares on the New York Stock Exchange (NYSE) increased from $7.875 to $9.063 per share. Based on this change and including reinvestment of dividends, the Trust's total return for the fiscal year was
23.65 percent.

For the year ended March 31, 1998, the Trust was ranked #1 out of 29 U.S. Mortgage Funds, as measured by Lipper Analytical Services, Inc.

THE MARKET

During the past twelve months, the U.S. economy remained robust, while inflationary pressures remained minimal. Interest rates declined across most points on the yield curve, with the largest declines observed in the intermediate to long maturities. So far, the much anticipated and debated effects of the Asian financial crisis on the U.S. economy have been mild. Given the uncertainty surrounding the situation in Asia, few investors expected the Federal Reserve Board to raise interest rates over the last six months in spite of a very robust domestic economy, and they were not disappointed. Lower market volatility over the past few months kept bonds trading within a fairly tight range, bolstering the performance of mortgage-backed securities.

Declining interest rates fueled a surge in refinancing activity in January that boosted the MBA Refinancing Index to unprecedented levels before moderating to simply very high readings. Reported prepayments on all mortgage-backed pass-throughs above 7 percent increased dramatically through March, validating the index's forecast. As expected, the adjustable-rate mortgage sector was hardest hit. The flatter yield curve, combined with lower interest rates, offered adjustable-rate borrowers the greatest incentive to refinance into fixed-rate loans and lock in lower

TCW/DW TERM TRUST 2003
LETTER TO THE SHAREHOLDERS March 31, 1998, continued

borrowing costs. Nonetheless, demand for mortgage products has been strong. According to the Trust's investment adviser, TCW Funds Management, Inc.
(TCW), many sectors of the mortgage market look attractive on a yield basis when compared to other fixed-income sectors of comparable quality. The issuance of new collateralized mortgage obligations (CMOs) has risen substantially since last year, and the agencies have become increasingly involved in this sector.

THE PORTFOLIO

Approximately 69 percent of the Trust is invested in AAA-rated mortgage pass-through securities or CMOs with durations, average lives or expected maturity dates that correspond closely to the termination date of the Trust. An additional 21 percent is invested in inverse floating rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite to that of a specified index. The remaining 10 percent is invested in AAA-rated municipal bonds and short-term investments. The municipal bond holdings play an important role as the Trust seeks to achieve its objective of returning the original $10 per share offering price to shareholders at maturity. At March 31, 1998, the Trust's degree of leverage (the ratio of debt to assets) was 31.5 percent of total assets.

LOOKING AHEAD

The most recent round of prepayment releases reflect strong refinancing activity related to the strong Treasury rally in January. With the effective 30-year mortgage rate ending the quarter at around the 7.25 percent mark, the mortgage market remains in a somewhat tenuous position. Some analysts expect a mild rally back to the January lows, which would reignite another refinancing fervor. If we remain in this trading range, however, prepayment speeds will gradually taper off. According to TCW, even though mortgages are perched on a precipice they remain attractive in terms of current yield, and this yield advantage has consistently contributed to the performance advantage of the mortgage-backed securities sector.

TCW maintains a positive outlook for the mortgage-backed sector for a number of additional reasons. First and foremost is TCW's continued focus on call protection and a goal of mitigating the potentially negative effects on returns of rapid prepayments. Furthermore, the strong technical factors that persisted for much of last year remain in place today. The demand for mortgage-backed products remains strong, liquidity is high, mortgage yields remain attractive and the market continues to innovate new product structures quickly to take advantage of arbitrage opportunities and to meet investor demand. The Trust's net asset value and NYSE market values will continue to fluctuate in response to changes in market conditions and interest rates.

TCW/DW TERM TRUST 2003
LETTER TO THE SHAREHOLDERS March 31, 1998, continued

We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Trust purchased 6,287,400 shares of common stock at a weighted average market discount of 10.18 percent.

We appreciate your support of TCW/DW Term Trust 2003 and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

TCW/DW TERM TRUST 2003
RESULTS OF ANNUAL MEETING (unaudited)

                                    * * *

On October 24, 1997, an annual meeting of the Trust's shareholders was held for the purpose of voting on five separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

John C. Argue
For ...................  73,448,824
Withheld ..............   3,235,620

Charles A. Fiumefreddo
For ...................  73,364,949
Withheld ..............   3,319,495

Michael E. Nugent
For ...................  73,438,950
Withheld ..............   3,245,494


The following Trustees were not standing for reelection at this meeting:
Richard M. DeMartini, John R. Haire, Dr. Manuel H. Johnson, Thomas E. Larkin, Jr., John L. Schroeder and Marc I. Stern.

(2) APPROVAL OF THE CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND TCW FUNDS MANAGEMENT, INC.:

For .......  70,689,443
Against  ..   2,801,456
Abstain  ..   3,193,545


(3) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT
    ACCOUNTANTS:

For .......  72,422,193
Against  ..   1,707,731
Abstain  ..   2,554,520


(4) SHAREHOLDER PROPOSAL TO AMEND THE TRUST'S DECLARATION OF TRUST TO REQUIRE EACH TRUSTEE, WITHIN 30 DAYS OF ELECTION, TO BECOME A SHAREHOLDER OF THE
    TRUST:

For .......  14,923,065
Against  ..  31,261,068
Abstain  ..   4,535,970

(5) SHAREHOLDER PROPOSAL TO AMEND THE TRUST'S DECLARATION OF TRUST TO PERMIT SHAREHOLDER NOMINATIONS OF INDEPENDENT TRUSTEES:

For .......  12,224,854
Against  ..  34,620,629
Abstain  ..   3,874,620

TCW/DW TERM TRUST 2003
PORTFOLIO OF INVESTMENTS March 31, 1998

 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
-----------------------------------------------------------------------------------------------------------------
            COLLATERALIZED MORTGAGE OBLIGATIONS (129.8%)
            U.S. GOVERNMENT AGENCIES (95.5%)
   $7,150   Federal Home Loan Mortgage Corp. 1409 S (PAC)  ..................  12.67 +%  11/15/07     $7,062,842
   70,000   Federal Home Loan Mortgage Corp. 1465 G (PAC) ++ ................   7.00     12/15/07     70,902,139
   11,000   Federal Home Loan Mortgage Corp. 1479 M (PAC)  ..................   7.50     10/15/22     10,964,184
    8,100   Federal Home Loan Mortgage Corp. 1498 N (PAC)  ..................   7.50     04/15/23      8,073,306
   11,600   Federal Home Loan Mortgage Corp. 1504 B (PAC)  ..................   7.00     12/15/22     11,491,833
   20,594   Federal Home Loan Mortgage Corp. 1505 LA  .......................   7.00     08/15/22     20,608,953
   21,675   Federal Home Loan Mortgage Corp. 1507 L  ........................   7.00     10/15/22     21,746,937
   11,289   Federal Home Loan Mortgage Corp. 1517 O (PAC)  ..................   7.50     01/15/23     11,252,006
    9,700   Federal Home Loan Mortgage Corp. 1522 K ++  .....................   6.50     12/15/22      9,528,404
    2,406   Federal Home Loan Mortgage Corp. 1524 SA  .......................   8.50 +   05/15/08      2,464,781
    4,866   Federal Home Loan Mortgage Corp. 1527 QD ++ .....................   7.50     01/15/07      4,975,836
   17,099   Federal Home Loan Mortgage Corp. 1535 B  ........................   7.00     01/15/23     17,109,300
    8,086   Federal Home Loan Mortgage Corp. 1539 SA  .......................   7.05 +   06/15/08      7,626,068
   42,385   Federal Home Loan Mortgage Corp. 1542 N (PAC) ++ ................   7.00     01/15/22     42,351,176
   38,223   Federal Home Loan Mortgage Corp. 1543 UG (PAC) ++ ...............   7.00     01/15/23     38,097,497
   17,005   Federal Home Loan Mortgage Corp. 1544 M .........................   9.412+   07/15/08     15,091,711
    8,461   Federal Home Loan Mortgage Corp. 1556 SA  .......................   9.00 +   08/15/13      8,132,673
   12,360   Federal Home Loan Mortgage Corp. 1563 SA  .......................   7.719+   08/15/08     11,927,400
   16,202   Federal Home Loan Mortgage Corp. 1565 IB (TAC)  .................   5.30 +   08/15/08     15,113,640
   16,829   Federal Home Loan Mortgage Corp. 1576 SA  .......................   4.887+   09/15/08     14,667,422
   32,363   Federal Home Loan Mortgage Corp. 1602 PW ++ .....................   6.50     12/15/21     32,551,256
   11,872   Federal Home Loan Mortgage Corp. 1604 S  ........................   5.159+   11/15/08     11,532,444
   10,311   Federal Home Loan Mortgage Corp. 1606 KD (PAC)  .................   6.357+   11/15/08     10,303,889
   20,356   Federal Home Loan Mortgage Corp. 1970 PC (PAC)  .................   6.75     11/15/21     20,457,780
   39,760   Federal Home Loan Mortgage Corp. G 15 PA ++  ....................   7.00     12/25/21     39,800,547
    6,710   Federal National Mortgage Assoc. 1993-101 SA (TAC) ..............   9.227+   06/25/08      6,812,670
    6,394   Federal National Mortgage Assoc. 1993-101 SB (TAC) ..............  10.223+   06/25/08      6,578,308
    4,526   Federal National Mortgage Assoc. 1993-114 SC  ...................   9.00 +   07/25/08      4,466,806
   32,200   Federal National Mortgage Assoc. 1993-121 B ++ ..................   7.00     03/25/23     32,261,615
   19,250   Federal National Mortgage Assoc. 1993-135 S  ....................   6.035+   07/25/08     16,723,438
   12,570   Federal National Mortgage Assoc. 1993-135 SB  ...................   6.221+   06/25/08     10,971,026
   26,400   Federal National Mortgage Assoc. 1993-141 B ++ ..................   7.00     04/25/23     26,450,640
    9,344   Federal National Mortgage Assoc. 1993-141 SA ....................  10.00 +   03/25/23      9,560,295
   31,579   Federal National Mortgage Assoc. 1993-165 SM (TAC)  .............   6.608+   05/25/23     30,284,843
   10,825   Federal National Mortgage Assoc. 1993-173 S  ....................   5.40 +   09/25/08     10,208,662
   71,000   Federal National Mortgage Assoc. 1993-21 H (PAC) ++  ............   7.00     03/25/22     71,473,464
   12,210   Federal National Mortgage Assoc. 1993-20 L ......................   7.00     12/25/22     12,192,093
    7,210   Federal National Mortgage Assoc. 1993-24 C (PAC) ................   7.50     09/25/22      7,433,005
   26,250   Federal National Mortgage Assoc. 1993-206 N ++ ..................   6.50     11/25/23     25,769,730
    6,026   Federal National Mortgage Assoc. 1993-233 J .....................   6.00     06/25/08      5,948,575
    9,620   Federal National Mortgage Assoc. 1993-40 K ......................   7.00     04/25/08      9,634,957
   15,398   Federal National Mortgage Assoc. 1993-41C ++ ....................   7.00     03/25/21     15,436,985
    9,907   Federal National Mortgage Assoc. 1993-63 SD (TAC) ...............   7.824+   05/25/08      9,157,501
    4,854   Federal National Mortgage Assoc. 1993-65 SC .....................   8.527+   06/25/12      4,699,612
   15,947   Federal National Mortgage Assoc. 1993-72 S ......................   6.744+   05/25/08     14,401,874
   12,823   Federal National Mortgage Assoc. 1993-72 SA .....................   8.750+   05/25/08     12,606,745
    6,579   Federal National Mortgage Assoc. 1993-86 SD .....................   9.836+   05/25/08      6,687,948
    9,019   Federal National Mortgage Assoc. 1993-93 SA .....................   9.977+   05/25/08      9,261,597
   13,292   Federal National Mortgage Assoc. 1993-95 SE .....................   9.957+   06/25/08     13,628,183

                      SEE NOTES TO FINANCIAL STATEMENTS

                                       5


TCW/DW TERM TRUST 2003
PORTFOLIO OF INVESTMENTS March 31, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
 -----------------------------------------------------------------------------------------------------------------
   $10,000  Federal National Mortgage Assoc. 1993-98 N ......................   7.00 %   06/25/23     $10,171,800
    13,093  Federal National Mortgage Assoc. 1993-196 SA ....................   7.641+   10/25/08      12,090,129
    34,007  Federal National Mortgage Assoc. 1993-26 A ++ ...................   7.00     07/25/23      33,932,083
                                                                                                   ---------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Identified Cost $893,506,233) ........................................................   892,678,608
                                                                                                   ---------------
            PRIVATE ISSUES (34.3%)
     7,165  Bear Stearns Mortgage Securities, Inc. 1993-6 A7 (PAC) ..........   7.10     06/25/24       7,255,913
    14,026  Bear Stearns Mortgage Securities, Inc. 1993-8 A7 (PAC) ..........   7.50     08/25/24      14,526,083
    54,416  Bear Stearns Mortgage Securities, Inc. 1993-8 A11 (TAC) .........   7.50     08/25/24      54,816,693
    25,800  Chase Mortgage Finance Corp. 1993-G A10 (PAC) ...................   7.00     05/25/24      25,435,575
     4,784  First Boston Mortgage Securities Corp. 1993-5 A15 ...............   7.30     03/25/09       4,926,087
    36,683  General Electric Capital Mortgage Services, Inc. 1994-1 A8 ......   6.50     01/25/24      35,243,258
    14,252  Prudential Home Mortgage Securities 1993-23 A12 (PAC) ...........   6.50     07/25/08      13,807,664
    27,363  Prudential Home Mortgage Securities 1993-35 A12 .................   6.75     09/25/08      26,770,783
    18,000  Prudential Home Mortgage Securities 1993-60 A3 (PAC) ............   6.75     12/25/23      17,152,700
    10,000  Resolution Funding Mortgage Securities I 1997-S 12 A12 (PAC) ....   6.75     08/25/27      10,050,000
    36,408  Resolution Funding Mortgage Securities I 1993-S 40 A8 (TAC) .....   6.75     11/25/23      35,866,633
     5,315  Ryland Mortgage Securities Corp. 1993-3 7 (PAC) .................   6.712    08/25/08       5,176,686
    28,218  Salomon Brothers Mortgage Securities VII Inc. 1993-3 A7C  .......   7.20     08/25/23      28,655,198
    40,500  Salomon Brothers Mortgage Securities VII Inc. 1993-5 A4  ........   7.36 *   10/25/18      40,805,131
                                                                                                   ---------------
            TOTAL PRIVATE ISSUES (Identified Cost $320,288,468)  ..................................   320,488,404
                                                                                                   ---------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (Identified Cost $1,213,794,701)  ..................................................... 1,213,167,012
                                                                                                   ---------------
            U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES (1.6%)
     9,199  Federal Home Loan Mortgage Corp. PC Gold ++  ....................   6.00     06/01/08       9,063,598
     2,033  Federal National Mortgage Assoc. ................................   5.50     02/01/09       1,959,137
     3,560  Federal National Mortgage Assoc. ................................   7.00     08/01/08       3,619,181
                                                                                                   ---------------
            TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES
            (Identified Cost $14,728,658)  ........................................................    14,641,916
                                                                                                   ---------------
            TAX-EXEMPT MUNICIPAL BONDS (13.9%)
            Educational Facilities Revenue (3.2%)
     5,000  Maricopa County Unified School District #41, Arizona, Gilbert
             Refg (FGIC) ....................................................   0.00     01/01/03       4,064,300
     6,000  Maricopa County Unified School District #28, Arizona, Kyrene
             Elementary Refg Ser 1993 B (FGIC)  .............................   0.00     07/01/04       4,554,300
    11,445  Houston Independent School District, Texas, Refg  ...............   0.00     08/15/04       8,619,115
            Spring Independent School District, Texas,
     8,205   Refg Ser 1993  .................................................   0.00     02/15/03       6,624,552
     8,100   Refg Ser 1993  .................................................   0.00     02/15/04       6,237,243
                                                                                                   ---------------
                                                                                                       30,099,510
                                                                                                   ---------------
            Electric Revenue (4.1%)
    12,840  Austin, Texas, Combined Ser A (MBIA) ............................   0.00     11/15/02      10,523,921
     5,200  Lower Colorado River Authority, Texas, Jr Lien 4th Ser (AMBAC)  .   0.00     01/01/04       4,025,996
            San Antonio, Texas,
    12,700   Electric & Gas Refg Ser A (AMBAC)  .............................   0.00     02/01/03      10,271,252
    17,500   Electric & Gas Refg Ser A (AMBAC)  .............................   0.00     02/01/04      13,498,975
                                                                                                   ---------------
                                                                                                       38,320,144
                                                                                                   ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                       6


TCW/DW TERM TRUST 2003
PORTFOLIO OF INVESTMENTS March 31, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                                     COUPON    MATURITY
 THOUSANDS                                                                      RATE       DATE         VALUE
 -----------------------------------------------------------------------------------------------------------------
            General Obligation (4.5%)
   $19,650  North Slope Boro, Alaska, Ser 1992 A (MBIA) .....................   0.00 %   06/30/02     $16,351,944
     5,000  Scottsdale, Arizona, Refg (Secondary MBIA)  .....................   0.00     07/01/04       3,795,250
            Port of Oakland, California,
     3,000   Refg Ser 1993 F (MBIA) .........................................   0.00     11/01/03       2,368,290
     3,500   Refg Ser 1993 F (MBIA) .........................................   0.00     11/01/04       2,639,910
     6,500  New Orleans, Louisiana, Refg (AMBAC) ............................   0.00     09/01/04       4,928,560
    16,000  Pennsylvania, Second Ser 1992 (Secondary MBIA) ..................   0.00     07/01/04      12,137,440
                                                                                                   ---------------
                                                                                                       42,221,394
                                                                                                   ---------------
            Hospital Revenue (0.8%)
    10,000  California Statewide Communities Development Authority,
             UniHealth Ser A (AMBAC) ........................................   0.00     10/01/04       7,521,600
                                                                                                   ---------------
            Other Revenue (0.5%)
     5,460  Rosemont, Illinois, Tax Increment Ser C-3 (FGIC) ................   0.00     12/01/03       4,261,858
                                                                                                   ---------------
            Water & Sewer Revenue (0.8%)
    10,000  Houston Texas, Water & Sewer Jr Lien Ser C (AMBAC) ..............   0.00     12/01/03       7,797,000
                                                                                                   ---------------
            TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $122,737,924)  ......................   130,221,506
                                                                                                   ---------------
            SHORT-TERM INVESTMENT (0.1%)
            REPURCHASE AGREEMENT
     1,290  The Bank of New York (dated 03/31/98; proceeds $1,290,533) (a)
             (Identified Cost $1,290,341) ...................................   5.375    04/01/98       1,290,341
                                                                                                   ---------------
            TOTAL INVESTMENTS (Identified Cost $1,352,551,624) (b) .....................  145.4%    1,359,320,775
            LIABILITIES IN EXCESS OF OTHER ASSETS  .....................................  (45.4)     (424,339,643)
                                                                                                   ---------------
            NET ASSETS  ................................................................  100.0%     $934,981,132
                                                                                          ======   ===============

------------
PC        Participation Certificate.
PAC       Planned Amortization Class.
TAC       Targeted Amortization Class.
+ Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
++ Some or all of these securities are pledged in connection with reverse repurchase agreements.
*         Floating rate security. Rate shown is the rate in effect at March
          31, 1998.
(a) Collateralized by $349,336 U.S. Treasury Note 6.625% due 05/15/07 valued at $379,253 and $880,024 U.S. Treasury Bond 6.375% due 08/15/27 valued at $936,894.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $19,229,387 and the aggregate gross unrealized depreciation is $12,460,236, resulting in net unrealized appreciation of $6,769,151.

Bond Insurance:
---------------
AMBAC     AMBAC Indemnity Corporation.
FGIC      Financial Guaranty Insurance Company.
MBIA      Municipal Bond Investors Assurance Corporation.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998

 ASSETS:
Investments in securities, at value
 (identified cost $1,352,551,624).....................................  $1,359,320,775
Interest receivable...................................................       6,914,519
Deferred organizational expenses......................................             492
Prepaid expenses and other assets.....................................          78,573
                                                                        --------------
  TOTAL ASSETS .......................................................   1,366,314,359
                                                                        --------------
LIABILITIES:
Reverse repurchase agreements.........................................     428,321,000
Payable for:
  Interest............................................................       1,756,302
  Shares of beneficial interest repurchased...........................         579,698
  Management fee......................................................         321,501
  Investment advisory fee.............................................         214,334
Accrued expenses .....................................................         140,392
Contingencies (Note 9)................................................        --
                                                                        --------------
  TOTAL LIABILITIES ..................................................     431,333,227
                                                                        --------------
  NET ASSETS .........................................................  $  934,981,132
                                                                        ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital.......................................................  $  893,889,126
Net unrealized appreciation...........................................       6,769,151
Accumulated undistributed net investment income.......................      37,587,230
Accumulated net realized loss.........................................      (3,264,375)
                                                                        --------------
  NET ASSETS .........................................................  $  934,981,132
                                                                        ==============
NET ASSET VALUE PER SHARE,
 92,510,340 shares outstanding (unlimited shares authorized of $.01
 par value)...........................................................  $        10.11
                                                                        ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended March 31, 1998

NET INVESTMENT INCOME:
INTEREST INCOME ......................  $ 95,181,928
                                       -------------
EXPENSES
Management fee........................     3,630,668
Investment advisory fee...............     2,420,445
Transfer agent fees and expenses .....       315,769
Shareholder reports and notices ......       110,444
Professional fees.....................       102,834
Registration fees.....................        84,376
Insurance expenses....................        84,237
Custodian fees........................        48,299
Trustees' fees and expenses...........        33,304
Organizational expenses...............         6,320
Other.................................        45,396
                                       -------------
  TOTAL OPERATING EXPENSES ...........     6,882,092
Interest expense......................    23,614,829
                                       -------------
  TOTAL EXPENSES .....................    30,496,921
                                       -------------
  NET INVESTMENT INCOME ..............    64,685,007
                                       -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain.....................     1,451,018
Net change in unrealized
 depreciation.........................    97,714,776
                                       -------------
  NET GAIN ...........................    99,165,794
                                       -------------
NET INCREASE .........................  $163,850,801
                                       =============


                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE YEAR    FOR THE YEAR
                                                            ENDED          ENDED
                                                       MARCH 31, 1998  MARCH 31, 1997
-----------------------------------------------------  -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................  $ 64,685,007    $ 69,139,319
Net realized gain.....................................     1,451,018         --
Net change in unrealized depreciation ................    97,714,776      (7,930,740)
                                                       -------------- --------------
  NET INCREASE .......................................   163,850,801      61,208,579
Dividends from net investment income..................   (60,469,307)    (59,785,102)
Net decrease from transactions in shares of
 beneficial interest..................................   (55,018,218)    (48,504,089)
                                                       -------------- --------------
  NET INCREASE (DECREASE).............................    48,363,276     (47,080,612)
NET ASSETS:
Beginning of period...................................   886,617,856     933,698,468
                                                       -------------- --------------
  END OF PERIOD
  (Including undistributed net investment income of
  $37,587,230 and $33,371,530, respectively) .........  $934,981,132    $886,617,856
                                                       ============== ==============


                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
FINANCIAL STATEMENTS, continued

STATEMENT OF CASH FLOWS
For the year ended March 31, 1998

 INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income ................................................    $  64,685,007
Adjustments to reconcile net investment income to net cash provided by  operating activities:
Decrease in receivables and other assets related to operations  ......           84,203
Increase in payables related to operations ...........................          402,181
Net amortization of discount/premium .................................       (7,701,191)
                                                                        ---------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES ..........................       57,470,200
                                                                        ---------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
Purchases of investments .............................................      (31,612,527)
Principal prepayments/sales of investments ...........................       74,408,979
Net sales of short-term investments ..................................        5,077,675
                                                                        ---------------
  NET CASH PROVIDED BY INVESTING ACTIVITIES ..........................       47,874,127
                                                                        ---------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net payments for shares of beneficial interest repurchased  ..........      (54,840,020)
Net proceeds from issuance of reverse repurchase agreements  .........        9,965,000
Dividends to shareholders from net investment income .................      (60,469,307)
                                                                        ---------------
  NET CASH USED FOR FINANCING ACTIVITIES .............................     (105,344,327)
                                                                        ---------------
NET INCREASE (DECREASE) IN CASH ......................................          --
CASH BALANCE AT BEGINNING OF PERIOD ..................................          --
                                                                        ---------------
CASH BALANCE AT END OF PERIOD ........................................    $     --
                                                                        ===============
Cash paid during the period for interest .............................    $  23,255,085
                                                                        ===============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
NOTES TO FINANCIAL STATEMENTS March 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Term Trust 2003 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust on January 20, 1993 and commenced operations on April 29, 1993. The Trust will distribute substantially all of its net assets on or about December 31, 2003 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS-- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS-- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

TCW/DW TERM TRUST 2003
NOTES TO FINANCIAL STATEMENTS March 31, 1998, continued

C. FEDERAL INCOME TAX STATUS-- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS-- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES-- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses in the amount of approximately $31,600 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Trust pays the Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.39% to the Trust's weekly net assets.

Under the terms of the Management Agreement, the Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

TCW/DW TERM TRUST 2003
NOTES TO FINANCIAL STATEMENTS March 31, 1998, continued

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.26% to the Trust's weekly net assets.

Under the terms of the Investment Advisory Agreement, the Trust has retained the Adviser to invest the Trust's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Adviser.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended March 31, 1998 were as follows:

                                                                      SALES/
                                                      PURCHASES     PREPAYMENTS
                                                    ------------- -------------
U.S. Government Agencies                             $20,553,199    $42,784,626
Private Issue Collateralized Mortgage Obligations     10,059,375         --
Municipal Bonds                                           --         30,624,353

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager, is the Trust's transfer agent. At March 31, 1998, the Trust had transfer agent fees and expenses payable of approximately $4,900.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                           CAPITAL
                                                                                                           PAID IN
                                                                                           PAR VALUE      EXCESS OF
                                                                               SHARES      OF SHARES      PAR VALUE
                                                                           ------------- ------------  --------------
Balance, March 31, 1996                                                     105,139,640    $1,051,396   $996,360,037
Treasury shares purchased and retired (weighted average discount 14.66%)*    (6,341,900)      (63,419)   (48,440,670)
                                                                           ------------- ------------  --------------
Balance, March 31, 1997                                                      98,797,740       987,977    947,919,367
Treasury shares purchased and retired (weighted average discount 10.18%)*    (6,287,400)      (62,874)   (54,955,344)
                                                                           ------------- ------------  --------------
Balance, March 31, 1998                                                      92,510,340    $  925,103   $892,964,023
                                                                           ============= ============  ==============

------------

* The Trustees have voted to retire the shares purchased.

TCW/DW TERM TRUST 2003
NOTES TO FINANCIAL STATEMENTS March 31, 1998, continued

6. FEDERAL INCOME TAX STATUS

During the year ended March 31, 1998, the Trust utilized approximately $1,451,000 of its net capital loss carryover. At March 31, 1998 the Trust had a net capital loss carryover of approximately $3,264,000 which will be available to offset future capital gains to the extent provided by regulations. To the extent that this carryover loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

7. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At March 31, 1998, securities valued at $431,922,066 were pledged as collateral.

At March 31, 1998, the reverse repurchase agreements outstanding were $428,321,000 with a weighted interest rate of 5.57% maturing within 59 days. The maximum and average daily amounts outstanding during the period were $434,183,000 and $413,225,912, respectively. The weighted average interest rate during the period was 5.64%.

8. DIVIDENDS

The Trust declared the following dividends from net investment income:

  DECLARATION    AMOUNT PER       RECORD          PAYABLE
     DATE           SHARE          DATE             DATE
--------------  ------------ ---------------  ---------------
March 24, 1998     $0.0525     April 3,1998    April 17, 1998
April 28, 1998     $0.0525      May 8, 1998     May 22, 1998

9. LITIGATION

Four purported class action lawsuits have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants, but not against the Trust, by certain shareholders of the Trust and other trusts for which the defendants act in similar

TCW/DW TERM TRUST 2003
NOTES TO FINANCIAL STATEMENTS March 31, 1998, continued

capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were independent Trustees of the Trust. In March 1997, all of the remaining defendants in litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July 1997, the Court denied the motions for judgment on the pleadings. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2003
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:






                                                                                          FOR THE  PERIOD
                                                          FOR THE YEAR ENDED MARCH 31,    APRIL 29, 1993*
                                                    ------------------------------------    THROUGH
                                                     1998    1997       1996        1995  MARCH 31, 1994
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .............. $ 8.97   $ 8.88    $ 7.96    $  8.81    $ 9.40
                                                    -------  -------- -------- ----------   -------
NET INVESTMENT INCOME .............................   0.70     0.70      0.63       0.71      0.66
NET REALIZED AND UNREALIZED GAIN (LOSS)  ..........   1.01    (0.10)     0.76      (0.88)    (0.62)

                                                    -------  -------- -------- ----------   -------
TOTAL FROM INVESTMENT OPERATIONS ..................   1.71     0.60      1.39      (0.17)     0.04
                                                    -------  -------- -------- ----------   -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  NET INVESTMENT INCOME ...........................  (0.63)   (0.59)    (0.54)     (0.62)    (0.62)

  NET REALIZED GAIN ...............................   --       --        --        (0.06)     --
                                                    -------  -------- -------- ----------   -------
TOTAL DIVIDENDS AND DISTRIBUTIONS .................  (0.63)   (0.59)    (0.54)     (0.68)    (0.62)
                                                    -------  -------- -------- ----------   -------
ANTI-DILUTIVE EFFECT OF ACQUIRING TREASURY SHARES     0.06     0.08      0.07       --        --
                                                    -------  -------- -------- ----------   -------
LESS OFFERING COSTS CHARGED AGAINST CAPITAL  ......   --       --        --         --       (0.01)
                                                    -------  -------- -------- ----------   -------
NET ASSET VALUE, END OF PERIOD .................... $10.11   $ 8.97    $ 8.88    $  7.96    $ 8.81
                                                    =======  ======= ======== ==========   ========
MARKET VALUE, END OF PERIOD ....................... $9.063   $7.875    $ 7.25    $  6.75    $8.875
                                                    =======  ======== ======== ==========   =======
TOTAL INVESTMENT RETURN+ ..........................  23.65%   17.22%    15.39%    (17.00)%   (4.33)%(1)
RATIOS TO AVERAGE NET ASSETS:
OPERATING EXPENSES ................................   0.74%    0.74%     0.77%      0.76 %    0.73 %(2)
INTEREST EXPENSE ..................................   2.54%    2.42%     2.36%      2.42 %    1.06 %(2)
TOTAL EXPENSES ....................................   3.28%    3.16%     3.13%      3.18 %    1.79 %(2)
NET INVESTMENT INCOME .............................   6.97%    7.57%     6.98%      9.37 %    7.61 %(2)
SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD, IN MILLIONS ............  $935     $887      $934       $882      $976
PORTFOLIO TURNOVER RATE ...........................      2%    --           1%      --   ++     53 %(1)

------------
*      Commencement of operations.
+ Total investment return is based upon the current market value on the first day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++     Less than 0.5%.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2003
REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees
of TCW/DW Term Trust 2003

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Term Trust 2003 (the "Trust") at March 31, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period April 29, 1993 (commencement of operations) through March 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
May 12, 1998

TRUSTEES

John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Barry Fink
Vice President, Secretary and
General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER

Dean Witter Services Company Inc.

ADVISER

TCW Funds Management, Inc.



TCW/DW
TERM TRUST
2003

[ART WORK]

ANNUAL REPORT
MARCH 31, 1998